EXHIBIT 10.35

            COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS


     THIS COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS is made and entered into the 13th day of December, 2004 by DCI USA, INC, a Delaware corporation (the "Assignor"), in favor of CORNELL
CAPITAL    PARTNERS,   LP,   a   Delaware   limited   partnership
("Assignee").

                           BACKGROUND
	   The   Company   has   entered  into  a  Securities   Purchase
Agreement  dated  as  of the date hereof (as  amended,  modified, restated  or supplemented from time to time (the "SPA Agreement")
pursuant  to  which  Assignee provides or  will  provide  certain financial accommodations to Assignor.
	In   order  to  induce  Assignee  to  provide  or  continue   to
provide  the  financial  accommodations  described  in  the   SPA
Agreement, Assignor has agreed to assign certain obligations described herein to Assignee on the terms and conditions set forth herein.


                           WITNESSETH:

     WHEREAS, pursuant to that certain SPA Agreement with made by Assignor in favor of Assignee, Assignor has assigned certain obligations of 231 Norman Avenue, LLC (the "Norman LLC") which are specified on Schedule I hereto, and

     WHEREAS, in order to secure the obligations of the Assignor under the SPA Agreement, the parties hereto desire that Assignee be granted an assignment and security interest in all rights of the Assignor as purchaser under those certain agreements of sale listed on Schedule I hereto (each an "Assigned Contract" and collectively, the "Assigned Contracts").

     NOW,  THEREFORE,  in  consideration  of  the  promises   and
covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Assignor, and intending to be legally bound, Assignor assigns to Assignee all of its right, title and interest in and to the Assigned Contracts to the fullest extent permitted by law.


	1.    	Except   as   otherwise   expressly   provided    herein,
capitalized  terms  used  in  this  Assignment  shall  have   the
respective meanings given to them in the SPA Agreement.


	2.   	Assignor   has   granted,   bargained,   sold,   assigned,
transferred and set over and by these presents does hereby grant, bargain, sell, assign, transfer, grant a security interest in and set over unto Assignee, its respective successors and assigns, all the rights, interests and privileges which Assignor has or may have in or under any Assigned Contract, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under any Assigned Contract, (ii) to do any and all things which Assignor is or may become entitled to do under any Assigned
Contract, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under any Assigned Contract.


	3.  	The  acceptance  of  this Assignment  and  the  payment  or
performance under the Assigned Contracts shall not constitute a waiver of any rights of Assignee under the terms of the SPA
Agreement, it being understood that, until the occurrence of an a default under the SPA Agreement or the Convertible Debenture issued thereunder, and the exercise of Assignee's rights under
Section  4 hereof, Assignor shall have all rights to the Assigned
Contracts and to retain, use and enjoy the same.


	4.   	Assignor,  upon  the  occurrence  of  a  payment   default
under  the  SPA  Agreement  or the Convertible  Debenture  issued thereunder, hereby authorizes Assignee, at Assignee's option,  to enforce  and exercise all rights and privileges with  respect  to the  Assigned  Contract(s)  that,  pursuant  to  Schedule  I,  is associated  with the payment which is in default.  Assignor  does hereby  irrevocably constitute and appoint Assignee,  while  this
Assignment remains in force and effect and, in each instance,  to the  full extent permitted by applicable Law, its true and lawful attorney in fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name,  place and  stead, to demand and enforce compliance with all  the  terms and conditions of each Assigned Contract and all benefits accrued thereunder,  whether  at law, in equity or  otherwise;  provided, however,  that Assignee shall not exercise any such power  unless and  until a default in the payment associated with that Contract
shall  have  occurred.   Assignor acknowledges  and  agrees  that
(i)  the  power of attorney herein granted shall  in  no  way  be construed  as  to benefit Assignor; and (ii) the Assignee  herein granted this power of attorney shall have NO duty to exercise any
powers  granted  hereunder  for the  benefit  of  Assignor.   The
Assignee hereby accepts this power of attorney and all powers granted hereunder for the benefit of the Assignee.


	5.  	Assignee  shall  not be obligated to perform  or  discharge
any obligation or duty to be performed or discharged by Assignor under any Assigned Contract, and Assignor hereby agrees to indemnify Assignee for, and to save Assignee harmless from, any and all liability arising under the Assigned Contracts, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.


	6.    	Assignor   agrees   that   this   Assignment   and    the
designation and directions herein set forth are irrevocable.


	7.  	Neither  this  Assignment nor any  action  or  inaction  on
the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under any Assigned
Contract.


	8. 	Assignor covenants and warrants that:

     (a)  	it has the power and authority to assign each  of  the
Assigned Contracts and there have been no prior assignments of any Assigned Contract;

     (b)  	each  Assigned  Contract  is  and  shall  be  a  valid
contract, and that there are and shall be, to Assignor's knowledge, no defaults on the part of any of the parties thereto;

     (c)	it  will  not assign, pledge or otherwise  encumber  any
Assigned Contract without the prior written consent of Assignee;

     (d)  	it  will not cancel, terminate or accept any surrender
of any Assigned Contract, or amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of the Assignee thereto;

     (e)  	it  will perform and observe, or cause to be performed
and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to each Assigned
Contract; and

     (f)  	it  will  execute  from  time  to  time  any  and  all
additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request.


	9.  	Assignor  shall  have the right,  from  time  to  time,  to
substitute  new assigned contracts for any Assigned  Contract  on
Schedule  I  so  long as the substitute contracts provide  for  a purchase price equal to or greater than the Assigned Contract  to
be  released.   Upon  any such substitution, the  parties  hereto
shall  confirm  the  substitution in writing  and  shall  replace
Schedule  I  with  a  new  Schedule reflecting  updated  Assigned
Contracts.


	10.   	At  such  time  as  the  SPA  Agreement  and  Convertible
Debentures issued thereunder are satisfied or discharged, this Assignment and all of Assignee's right, title and interest hereunder with respect to the Assigned Contracts shall terminate.


	11.	This  Assignment  shall inure to the  benefit  of  Assignee, and its successors and assigns, and shall be binding upon Assignor, and its successors, and assigns.


	12.	This  Agreement  shall  be  governed  by  and  construed  in accordance with the internal laws of the State of New Jersey without regard to its conflicts of law principles.


	13.  	EACH  PARTY HERETO HEREBY EXPRESSLY WAIVES  ANY  RIGHT  TO
TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A)
ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR
AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN
ANY  WAY  CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS
OF  THE  PARTIES  HERETO  OR  ANY  OTHER  AGREEMENT  EXECUTED  OR
DELIVERED  BY  THEM IN CONNECTION HEREWITH, OR  THE  TRANSACTIONS
RELATED  HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING  OR
HEREAFTER  ARISING, AND WHETHER SOUNDING IN CONTRACT OR  TORT  OR
OTHERWISE  AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS  THAT
ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED  BY
COURT  TRIAL  WITHOUT  A JURY, AND THAT ANY  PARTY  MAY  FILE  AN
ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT  AS
WRITTEN  EVIDENCE OF THE CONSENT OF EACH PARTY TO THE  WAIVER  OF
ITS RIGHT TO TRIAL BY JURY.


	14.   	This  Agreement  may  be  executed  in  any   number   of
counterparts,  and  by  different  parties  hereto  in   separate
counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement. Assignor acknowledges and agrees that a telecopy transmission to Assignee of signature pages hereof purporting to be signed on behalf of Assignor shall constitute effective and binding execution and delivery hereof by Assignor.

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            COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their respective officers or agents thereunto duly authorized, as of the date first above written.

                              COMPANY:
                              DCI USA, INC.

                              By:	/s/ David Yerushalmi
                              Name:	David Yerushalmi
                              Title:	Chairman


                              INVESTOR:
                              CORNELL CAPITAL PARTNERS, LP

                              By:	Yorkville Advisors, LLC
                              Its:	General Partner

                              By:	Mark Angelo
                              Name:	Mark Angelo
                              Title:	Portfolio Manager




                              ACKNOWLEDGED BY:

                              231 NORMAN AVENUE, LLC

                              By:	/s/ David Yerushalmi
                              Name:	David Yerushalmi
                              Title:	Managing Member